Exhibit 99.4
FORM OF NOTICE OF GUARANTEED DELIVERY
FOR
SUBSCRIPTION RIGHTS CERTIFICATES
ISSUED BY HERTZ GLOBAL HOLDINGS, INC.
This form, or one substantially equivalent hereto, must be used to exercise the transferrable subscription rights (the “rights”) pursuant to the rights offering (the “rights offering”) as described in the Prospectus Supplement, dated June  13, 2019 (together with the accompanying prospectus, the “Prospectus”), of Hertz Global Holdings, Inc., a Delaware corporation (the “Company”), if a holder of rights cannot deliver the certificate(s) evidencing the subscription rights (the “subscription rights certificates”), to the subscription agent listed below (the “subscription agent”) prior to 5:00 p.m. Eastern Time on July 12, 2019 (the “expiration date”), unless extended by the Company. Such form must be delivered by first class mail, overnight courier or sent by email transmission to the subscription agent, and must be received by the subscription agent prior to the expiration date. See “The Rights Offering—Guaranteed Delivery Procedures” in the Prospectus.
Payment of the subscription price of $12.95 per whole share of the Company’s common stock, par value $0.01 per share (the “common stock”), subscribed for upon exercise of such rights must be received by the subscription agent in the manner specified in the Prospectus prior to the expiration date even if the subscription rights certificates evidencing such rights are being delivered pursuant to the Guaranteed Delivery Procedures thereof. See “The Rights Offering—Guaranteed Delivery Procedures” in the Prospectus. Each right entitles you to purchase 0.688285 shares of common stock at the subscription price (the “basic subscription right”). In addition, each holder of rights who fully exercise such holder’s basic subscription right will be entitled to subscribe for additional shares of common stock that remain unsubscribed as a result of any unexercised basic subscription rights (the “over-subscription right”).
THE SUBSCRIPTION AGENT IS:

Computershare
c/o Corporate Actions Voluntary Offer; COY: HRI
P.O. Box 43011
Providence, RI 02940-3011

By Overnight Courier:

Computershare
c/o Corporate Actions Voluntary Offer; COY: HRI
150 Royall Street, Suite V
Canton, MA 02021

If By Email: canoticeofguarantee@computershare.com

VOLUNTARY CORPORATE ACTIONS COY: HRI

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA AN EMAIL ADDRESS OTHER THAN ONE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE ABOVE EMAIL ADDRESS CAN ONLY BE USED FOR DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. ANY TRANSMISSION OF OTHER MATERIALS WILL NOT BE ACCEPTED AND WILL NOT BE CONSIDERED A VALID SUBMISSION FOR THE OFFER.

The undersigned, a member firm of the NYSE, Nasdaq or other national exchange, or bank or trust company, must communicate this guarantee and the number of shares of common stock subscribed for in connection with this guarantee, (separately disclosed as to the basic subscription right and the over-subscription right, subject, in the case of the over-subscription right, to proration, as described in the Prospectus) to the subscription agent and must deliver this Notice of Guaranteed Delivery, to the subscription agent, prior to 5:00 p.m., Eastern Time, on the expiration date, guaranteeing delivery of (a) payment in full for all subscribed shares of common stock and (b) a properly completed and signed subscription rights certificate (which certificate and full payment (at the subscription price of $12.95 per share of common stock) must then be delivered to the subscription agent no later than the close of business of the second business day after the expiration date). Failure to do so will result in a forfeiture of the rights.

VOLUNTARY CORPORATE ACTIONS COY: HRI

Ladies and Gentlemen:
The undersigned, a member firm of the NYSE, Nasdaq or other national exchange, or a bank or trust company, having an office or correspondent in the United States, guarantees delivery to the subscription agent prior to 5:00 p.m., Eastern Time, on the second business day after the expiration date (July 12, 2019) unless extended, as described in the Prospectus) of (a) a properly completed and executed subscription rights certificate and (b) payment in full for all subscribed shares of common stock. Participants should notify the subscription agent prior to covering through the submission of a physical security directly to the subscription agent based on a guaranteed delivery that was submitted via the PTOP platform of The Depository Trust Company (“DTC”).
Price for shares of common stock subscribed for under the basic subscription right and for any additional shares common stock subscribed for pursuant to the over-subscription right, subject, in the case of the over-subscription right, to proration, as described in the Prospectus, as subscription for such shares of common stock is indicated herein or in the subscription rights certificate.

Method of delivery of the Notice of Guaranteed Delivery (circle one)
A. Through DTC
B. Direct to Computershare, as subscription agent.
Please reference below the registration of the rights to be delivered.

PLEASE ASSIGN A UNIQUE CONTROL NUMBER FOR EACH GUARANTEE SUBMITTED. This number needs to be referenced on any direct delivery of rights or any delivery through DTC.

Name of Firm Authorized Signature
DTC Participant Number Title
Address Name (Please Type or Print)
Zip Code Phone Number
Contact Name Date

VOLUNTARY CORPORATE ACTIONS COY: HRI

The institution that completes this form must communicate the guarantee to the subscription agent and must deliver the subscription rights certificate(s) to the subscription agent within the time period shown in the Prospectus. Failure to do so could result in a financial loss to such institution.

VOLUNTARY CORPORATE ACTIONS COY: HRI